UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 6, 2024

PowerSchool Holdings, Inc.

(Exact name of Registrant, as specified in its charter)

Delaware	001-04321	85-4166024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Parkshore Drive Folsom, California	95630
(Address of principal executive offices)	(Zip Code)

(877) 873-1550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWSC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 6, 2024, PowerSchool Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BCPE Polymath Buyer, Inc., a Delaware corporation (“Parent”), and BCPE Polymath Merger Sub, Inc., a Delaware corporation and a wholly owned direct or indirect subsidiary of Parent (“Merger Sub”), providing for the acquisition of the Company by Merger Sub, subject to the terms and conditions set forth therein (the “Merger”).

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information required to be reported on a Current Report on Form 8-K with respect to the Merger Agreement will be filed by the Company in a separate Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company’s current expectations relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transactions; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transactions; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) the impact of adverse general and industry-specific economic and market conditions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations; (xiv) the impact of inflation, rising interest rates, and global conflicts, including disruptions in European economies as a result of the war in Ukraine; the Israel-Hamas war, the relationship between China and Taiwan, and ongoing trade disputes between the United States and China; (xv) uncertainty as to timing of completion of the proposed Merger; (xvi) risks that the benefits of the Merger are not realized when and as expected; and (xvii) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s most recent Quarterly Report on Form 10-Q, each filed with the Securities Exchange Commission (the “SEC”).

The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the pending Merger involving the Company and Parent. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the pending Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investors.powerschool.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations by e-mail at investor.relations@PowerSchool.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 7, 2024.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSCHOOL HOLDINGS, INC.

Date: June 7, 2024	By:	/s/ Eric Shander
	Name:	Eric Shander
	Title:	President and Chief Financial Officer